UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2016

ZAIS FINANCIAL CORP.
(Exact name of registrant as specified in its charter)
_____________________

Maryland	001-35808	90-0729143
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Bridge Avenue, Suite 322	07701-1106
Red Bank, NJ
(Address of principal executive offices)	(Zip Code)

_____________________

Registrant’s telephone number, including area code: (732) 978-7518

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

This filing relates to the proposed merger (the “Sutherland Merger”) of Sutherland Asset Management Corporation, a Maryland corporation (“Sutherland”), with a wholly owned subsidiary of ZAIS Financial Corp., a Maryland corporation (“ZAIS Financial” or the “Company”) pursuant to the terms of that certain Agreement and Plan of Merger, dated as of April 6, 2016, as amended as of May 9, 2016 and August 4, 2016 (the “Merger Agreement”), by and among the Company, ZAIS Financial Partners, L.P., ZAIS Merger Sub, LLC, Sutherland and Sutherland Partners, L.P.

On September 19, 2016, ZAIS Financial, issued a press release announcing that Institutional Shareholder Services, Inc. and Glass Lewis & Co., leading independent proxy advisory firms, have recommended that ZAIS Financial stockholders vote "FOR" the issuance of shares in connection with the Sutherland Merger.

A copy of the press release issued by ZAIS Financial is included as Exhibit 99.1 hereto, and is incorporated herein by reference.

Additionally, the Company is supplementing its disclosure regarding the Sutherland Merger in connection with litigation brought by a purported stockholder of the Company. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein, and the Company and the other named defendants continue to deny any wrongdoing alleged in the litigation.

As previously announced, on August 24, 2016, a putative class action lawsuit, captioned Sean Dexter, Individually and On Behalf of All Others Similarly Situated v. ZAIS Financial Corp., et al. (the “Complaint”), was filed in the Circuit Court for the City of Baltimore, Maryland (the “Court”) against the Company, its directors, Sutherland and Sutherland Partners, L.P., alleging that the Company’s board of directors breached their fiduciary duties in certain respects regarding the Sutherland Merger and that the Sutherland parties aided and abetted the alleged breach of fiduciary duties. The Complaint sought various forms of relief, including compensatory damages and preliminary and/or permanent injunctive relief enjoining the consummation of the proposed Sutherland Merger. On August 30, 2016, the plaintiff filed a motion for a preliminary injunction seeking to enjoin the proposed shareholder vote on the proposed issuance of shares in connection with the Sutherland Merger.

The Company and the other named defendants continue to believe that the claims asserted in the Complaint are without merit, and further believe that no supplemental disclosure is required under applicable laws. However, the Company wishes to make certain supplemental disclosures related to the Sutherland Merger, and on September 19, 2016, in connection with the filing of these supplemental disclosures, plaintiff Sean Dexter voluntarily withdrew the motion for a preliminary injunction, the Court cancelled the preliminary injunction hearing, and the lawsuit is resolved but for the Court's consideration of plaintiff's attorneys' fees, if any.

SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS

These supplemental disclosures should be read in conjunction with the joint proxy statement/prospectus, which should be read in its entirety. Defined terms used but not defined below have the meanings set forth in the proxy statement/prospectus.

The Section of the joint proxy statement/prospectus entitled “THE MERGERS—Interests of ZAIS Financial Directors and Executive Officers in the Mergers” is hereby supplemented by inserting the following immediately after the second full paragraph on page 160:

As previously disclosed, ZAIS Financial is externally managed by ZAIS REIT Management, LLC, which is an indirect subsidiary of ZAIS Group Holdings, Inc. (“ZGH”). ZGH is a separate publicly held corporation that files periodic reports and other documents with the SEC and the shares of which are traded on the NASDAQ Stock Market LLC. As previously publicly disclosed by ZGH in its SEC filings, Christian Zugel holds certain equity interests in ZGH and Michael Szymanski holds certain unvested units exchangeable for equity interests in ZGH. By virtue of their direct or indirect equity interests in ZGH, Messrs. Zugel and Szymanski may be regarded as having indirect equity interests in ZAIS REIT Management, LLC. As previously disclosed in ZGH’s SEC filings, in his capacity as trustee of the Class B Voting Trust, Mr. Zugel has effective voting control of ZGH.

Additional Information about the Merger

In connection with the proposed merger, the Company has filed a registration statement on Form S-4 (File No. 333-211251) with the Securities and Exchange Commission (the “SEC”) that includes a definitive joint proxy statement/prospectus, which has been mailed or otherwise disseminated to shareholders of the Company and Sutherland, and will file other relevant documents concerning the merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SUTHERLAND AND THE MERGER.

Investors and stockholders of the Company and Sutherland may obtain free copies of the registration statement, the definitive joint proxy statement/prospectus and other relevant documents filed by the Company with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC are also available free of charge on the Company’s website at www.zaisfinancial.com. The Company’s stockholders may also contact ZAIS Investor Services for additional information by calling 212-827-3773 or emailing mmeek@mww.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

The Company, Sutherland and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s and Sutherland’s stockholders in respect of the proposed merger. Information regarding the Company’s directors and executive officers can be found in the Company’s Annual Report on Form 10-K filed with the SEC on March 10, 2016, as amended by its Form 10-K/A filed on April 29, 2016. Information regarding Sutherland’s directors and executive officers can be found in the Company’s registration statement on Form S-4 and amendments thereto filed with the SEC. Additional information regarding the interests of such potential participants is included in the definitive joint proxy statement/prospectus and may be included in other relevant documents filed with the SEC in connection with the merger if and when they become available. These documents are available free of charge on the SEC’s website and from the Company or Sutherland, as applicable, using the sources indicated above.

Forward-Looking Statements

This report contains statements that constitute “forward-looking statements” as such term is defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the risk that the merger will not be consummated within the expected time period or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to obtain stockholder approvals relating to the merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to completion of the merger; risks related to disruption of management’s attention from the ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on ZAIS Financial and Sutherland’s operating results and businesses generally; the outcome of any legal proceedings relating to the merger; changes in future loan production; the Company’s ability to retain key managers of GMFS or the Company’s external advisor; availability of suitable investment opportunities; changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability and terms of financing; general economic conditions; market conditions; conditions in the market for mortgage-related investments; legislative and regulatory changes that could adversely affect the business of ZAIS Financial or Sutherland; and other factors, including those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01 Financial Statements and Exhibits

 (d) Exhibits.

99.1	Press Release dated September 19, 2016

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAIS FINANCIAL CORP.

September 19, 2016	By:	/s/ Michael Szymanski
		Name:	Michael Szymanski
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 19, 2016